                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 31, 2001

                                  CARDIMA, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





            Delaware                    0-22419             94-3177883
-------------------------------    -----------------  -------------------------
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)            File Number)      Identification Number)


       47266 Benicia Street, Fremont, California               94538
     -----------------------------------------------         ------------
        (Address of principal executive offices)             (Zip Code)


                                 (510) 354-0300
                           ---------------------------
                         (Registrant's telephone number,
                              including area code)




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         Item 5.  Other Events.
                  ------------

     At a meeting of the Registrant's Board of Directors held on May 31, 2001, the Registrant made certain changes to its Board of Directors and executive management team. The Registrant appointed Jesse Erickson, a former executive with Kaiser Industries, Inc., to its Board of Directors. Additionally, Mr. Gabriel Vegh was appointed Chairman of the Board of Directors. Dr. Philip Radlick, the Registrant's former Chairman of the Board, remains a Director of the Registrant.

     Additionally, Mr. William Wheeler, the Registrant's Senior Vice President, Worldwide Sales and Marketing, was appointed President and Chief Operating Officer. Mr. Ronald Bourquin was appointed Senior Vice President while maintaining his roles as Chief Financial Officer and Secretary of the Registrant. Finally, on June 1, 2001, Mr. Gary Wilson joined the Registrant as Vice President of Worldwide Sales and Marketing.


         Item 7.  Financial Statements and Exhibits.
                  ---------------------------------

         (c)      Exhibits.

         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  August 23, 2001


                                       Cardima, Inc.


                                       By           /s/ Gabriel B. Vegh
                                         --------------------------------------
                                                        Gabriel B. Vegh
                                       Chairman of the Board and Chief Executive
                                       Officer